GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R, Class R6 and Class T Shares

(as applicable) of the

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Opportunities Fund

(the “Funds”)

Supplement dated July 17, 2018 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2017, as supplemented to date

(with respect to Class A, Class C, Institutional, Service, Investor,

Class R, Class R6 and Class T Shares)

and to the Summary Prospectuses, Prospectus and SAI,

each dated April 16, 2018, as supplemented to date (with respect to Class P Shares)

Effective immediately, Steven M. Barry will no longer serve as a portfolio manager for the Goldman Sachs Small/Mid Cap Growth Fund. Daniel Zimmerman and Michael DeSantis will continue to serve as portfolio managers for the Fund.

There are no changes to the portfolio managers for the Goldman Sachs Growth Opportunities Fund and Goldman Sachs Technology Opportunities Fund.

Accordingly, effective immediately, all references to Mr. Barry in the Goldman Sachs Small/Mid Cap Growth Fund’s Summary Prospectuses and the Prospectuses and SAI with respect to the Goldman Sachs Small/Mid Cap Growth Fund are deleted in their entirety.

In addition, effective September 30, 2018, the Goldman Sachs Growth Opportunities Fund’s and the Goldman Sachs Technology Opportunities Funds’ disclosures are modified as follows:

All references to Steven M. Barry’s title in the Summary Prospectuses, Prospectuses and SAI are changed to “Managing Director, Chief Investment Officer, Fundamental Equity U.S. Equity”.

This Supplement should be retained with the Summary Prospectuses, Prospectuses and SAI for future reference.

EQG2CONFIDSTK 07-18